Sextant Short-Term Bond Fund

Ticker Symbol: STBFX

March 25, 2011

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Short-Term Bond Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.sextantmutualfunds.com/prospectus. You can also get this information at no cost by calling 1-800/SATURNA or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 25, 2011, are incorporated by reference into this Summary Prospectus.

Sextant Short-Term Bond Fund

Investment Objective

Capital preservation and current income.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Short-Term Bond Fund.

Shareowner Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load) on redemptions	None
Maximum sales charge (load) on reinvested dividends	None
Redemption fee (as a percentage of shares held less than 90 calendar days)	2%
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee (varies with performance)	0.46%
Distribution (12b-1) Fee	0.25%
Other Expense	0.63%
Total Annual Fund Operating Expenses	1.34%
Fee Waiver and Expense Reimbursement	0.59%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement¹	0.75%

¹The adviser has committed through March 31, 2012, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the net operating expense ratio of 0.75% The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

Expenses Example

The example below is intended to help investors compare the cost of investing in the Short-Term Bond Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in the Short-Term Bond Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's costs would be:

1 year	3 years	5 years	10 years
$136	$425	$734	$1,613

Portfolio Turnover Rate

During the most recent fiscal year, the Short-Term Bond Fund's portfolio turnover rate was 27% of the average value of its portfolio. The Fund buys and sells securities through Saturna Brokerage Services, Inc. (SBS), a wholly-owned subsidiary of Saturna Capital, which presently charges no commissions on portfolio trades.

Principal Investment Strategies

The Short-Term Bond Fund invests at least 80% of its assets in short-term bonds. Under normal circumstances the Fund's dollar-weighted average maturity does not exceed three years. The Short-Term Bond Fund invests at least 65% of assets in bonds rated within the three highest grades (AAA, AA or A); and may not invest in a bond rated at time of purchase below the fourth highest grade (BBB).

Principal Risks of Investing

The value of Short-Term Bond Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the industries and companies in which the Fund invests.

The risks inherent in the Short-Term Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities, such as those held by the Short-Term Bond Fund. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Performance

The following bar chart and table provide an indication of the risks of investing in the Short-Term Bond Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare to those of a broad-based market index. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future. Performance data current to the most recent month-end and quarter-end are available on www.sextantmutualfunds.com.

Sextant Short-Term Bond Fund

Annual Total Return

7.59%	6.93%	3.51%	0.96%	1.27%	3.86%	5.79%	1.88%	6.43%	3.20%
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010

Best Quarter	Q3 2001	3.7%
Worst Quarter	Q2 2004	-1.1%

Average Annual Total Returns for periods ended December 31, 2010
	1 Year	5 Years	10 Years
Return before taxes	3.20%	4.22%	4.12%
Return after taxes on distributions	2.35%	3.04%	2.68%
Return after taxes on distributions and sale of Fund shares	2.19%	2.84%	2.41%
Citigroup Government/Corporate 1-3 Index (reflects no deduction for fees, expenses or taxes)	2.75%	4.53%	4.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is Sextant Short-Term Bond Fund's investment adviser.

Portfolio Manager

Since 1995, Mr. Phelps McIlvaine, a vice president of Saturna Capital Corporation, has been the person primarily responsible for the day-to-day management of the Short-Term Bond Fund.

Purchase and Sale of Shares

You may open an account and purchase shares by sending a completed application and a photocopy of a government issued identity document and a check for $1,000 or more ($100 under a group or retirement plan) payable to the Short-Term Bond Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem all or part of their investment on any business day by several methods:

Written request

Write: Sextant Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Check writing

Shareowners may redeem by writing checks for amounts of $500 or more.

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Short-Term Bond Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

Except for this legend, this page has been intentionally left blank.

#     #     #